UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016 (July 7, 2016)

Brown-Forman Corporation

(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0143150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 7, 2016, Brown-Forman Corporation (the “Company”) completed the sale of €300,000,000 aggregate principal amount of 1.200% Notes due 2026 (the “Euro Notes”) and £300,000,000 aggregate principal amount of 2.600% Notes due 2028 (the “Sterling Notes” and collectively with the Euro Notes, the “Notes”).

The Notes were issued pursuant to an indenture (the “base indenture”) dated as of April 2, 2007, as supplemented by a first supplemental indenture dated as of December 13, 2010 and a second supplemental indenture dates as of June 24, 2015 (collectively with the base indenture, the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”). Pursuant to the Indenture, the Company executed an Officers’ Certificate dated July 7, 2016 (the “Officers’ Certificates”) setting forth the terms of the Notes.

Interest on the Euro Notes will accrue at the rate of 1.200% per year. Interest on the Sterling Notes will accrue at the rate of 2.600% per year. Interest on the Notes will be payable annually in arrears on July 7 of each year, beginning July 7, 2017. The Euro Notes will mature on July 7, 2026 and the Sterling Notes will mature on July 7, 2028.

The Company may redeem the Notes, in whole or in part, at any time prior to their maturity at the redemption prices set forth in the Notes. In addition, upon the occurrence of certain tax events, the Notes may be redeemed by the Company, in whole, but not in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed on the redemption date, plus accrued and unpaid interest on the Notes to the redemption date.

The Indenture provides for customary events of default and further provides that the Trustee or the holders of 51% or more in aggregate principal amount of the outstanding Notes of a series may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

Each of the Notes were offered and sold by the Company pursuant to its automatic shelf registration statement, as defined in Rule 405 of the Securities Act of 1933, as amended, on Form S-3 (File Number 333-205183), filed with the Securities and Exchange Commission on June 24, 2015, as supplemented, with respect to each of the Notes, by a prospectus supplement dated June 30, 2016, previously filed with the Securities and Exchange Commission.

The above description of the Indenture and the Notes is qualified in its entirety by reference to the Indenture, the Officers’ Certificate pursuant to the Indenture setting forth the terms of the Notes, the form of 1.200% Note due 2026 representing the Euro Notes and the form of 2.600% Note due 2028 representing the Sterling Notes, each of which are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Index:

Exhibit Number	Description

4.4	Officers’ Certificate dated July 7, 2016, pursuant to the indenture dated April 2, 2007, as supplemented by the first supplemental indenture dated as of December 13, 2010 and the second supplemental indenture dated as of June 24, 2015 between Brown-Forman Corporation and U.S. Bank National Association, as trustee setting forth the terms of each series of Notes.

4.5	Form of 1.200% Note due 2026.

4.6	Form of 2.600% Note due 2028.

5.1	Opinion of Hogan Lovells US LLP.

5.2	Opinion of Hogan Lovells US LLP.

12.1	Statement re Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

23.2	Consent of Hogan Lovells US LLP (included in Exhibit 5.2).

Previously Filed Exhibit Index:

4.1	Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated April 2, 2007, which is incorporated into this report by reference to Brown-Forman Corporation’s Form 8-K filed on April 3, 2007.

4.2	First Supplemental Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated December 13, 2010, which is incorporated into this report by reference to Brown-Forman Corporation’s S-3ASR filed on December 13, 2010.

4.3	Second Supplemental Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated June 24, 2015, which is incorporated into this report by reference to Brown-Forman Corporation’s S-3ASR filed on June 24, 2015.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation
(Registrant)

Date: July 8, 2016	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Vice President, Managing Attorney and Assistant Corporate Secretary

Exhibit Index

Exhibit Number	Description

4.4	Officers’ Certificate dated July 7, 2016, pursuant to the indenture dated April 2, 2007, as supplemented by the first supplemental indenture dated as of December 13, 2010 and the second supplemental indenture dated as of June 24, 2015 between Brown-Forman Corporation and U.S. Bank National Association, as trustee setting forth the terms of each series of Notes.

4.5	Form of 1.200% Note due 2026.

4.6	Form of 2.600% Note due 2028.

5.1	Opinion of Hogan Lovells US LLP.

5.2	Opinion of Hogan Lovells US LLP.

12.1	Statement re Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

23.2	Consent of Hogan Lovells US LLP (included in Exhibit 5.2).

Previously Filed Exhibit Index:

4.1	Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated April 2, 2007, which is incorporated into this report by reference to Brown-Forman Corporation’s Form 8-K filed on April 3, 2007.

4.2	First Supplemental Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated December 13, 2010, which is incorporated into this report by reference to Brown-Forman Corporation’s S-3ASR filed on December 13, 2010.

4.3	Second Supplemental Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated June 24, 2015, which is incorporated into this report by reference to Brown-Forman Corporation’s S-3ASR filed on June 24, 2015.